                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                          Filed by the Registrant [ X ]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                 [X] Definitive Proxy Statement
[ ]  Definitive Additional Materials             [ ] Soliciting Materials Under
[ ]  Confidential, for use of the Commission          Rule 14a-12
     only (as permitted by Rule 14a-6(e)(2))


                           COVER-ALL TECHNOLOGIES INC.
     ----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


 ------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

                           COVER-ALL TECHNOLOGIES INC.
                               18-01 POLLITT DRIVE
                           FAIR LAWN, NEW JERSEY 07410

JOHN W. ROBLIN
Chairman of the Board of Directors,
President and Chief Executive Officer


                                                                  April 29, 2005

To All Cover-All Stockholders:

        I cordially invite you to attend the 2005 annual meeting of stockholders of Cover-All Technologies Inc. which will be held at the Parsippany Hilton, One Hilton Court, Parsippany, New Jersey 07054, on Tuesday, June 7, 2005 at 9:30 a.m., local time.

        The enclosed notice of annual meeting and the proxy statement describe the various matters to be acted upon during the meeting.

        You may vote your shares by completing and returning your proxy card in the enclosed postage-paid envelope. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting. The prompt return of the proxy will be of assistance in preparing for the meeting, and your cooperation in this respect will be greatly appreciated.

        Please read with care the notice of the meeting and the proxy statement, which contains detailed information about the matters to be acted upon at the meeting. Even if you plan to attend the meeting, I urge you to complete, sign and return your proxy in the enclosed envelope as soon as possible. Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the meeting. If you do not vote your shares, you will not have a say in the important issues to be voted on at the meeting.

        If you have any questions concerning the annual meeting or the proposals, please contact our Investor Relations department at (201) 794-4894. Following completion of the scheduled business, we will report on Cover-All Technologies' operations and answer questions. We appreciate your ownership of Cover-All Technologies, and I hope you will be able to join us on June 7th.

                                      Sincerely,



                                      John W. Roblin
                                      CHAIRMAN OF THE BOARD OF DIRECTORS,
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

                           COVER-ALL TECHNOLOGIES INC.
                               18-01 POLLITT DRIVE
                           FAIR LAWN, NEW JERSEY 07410

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 7, 2005

                           ---------------------------

TO THE STOCKHOLDERS OF COVER-ALL TECHNOLOGIES INC.:

        The 2005 annual meeting of stockholders of Cover-All Technologies Inc., a Delaware corporation, will be held on Tuesday, June 7, 2005 at 9:30 a.m., local time, at the Parsippany Hilton, One Hilton Court, Parsippany, New Jersey 07054, to consider and act upon the following:

        1. To elect a class of two directors to serve for a term of three years;

        2.      To adopt the 2005 Stock Incentive Plan;

        3. To ratify the appointment of Moore Stephens, P.C. as our independent auditors for 2005; and

        4. To transact such other business as may properly come before the meeting or any adjournment thereof.

        Stockholders of record at the close of business on April 27, 2005, which is the record date for the meeting, are entitled to receive notice of, and to vote at, the meeting and any adjournment thereof. We have enclosed a proxy statement for the meeting.

        Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card, and return it in the enclosed envelope, which requires no additional postage if mailed in the United States. If you attend the meeting, you may revoke your proxies and vote your shares in person, if you so choose.

                                        By Order of the Board of Directors,



                                        ANN F. MASSEY
                                        SECRETARY

Date:  April 29, 2005

--------------------------------------------------------------------------------
IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


General Information about the Annual Meeting and Voting........................1

Proposal 1 - Election of Directors.............................................3

The Board of Directors and Corporate Governance Principles.....................5

Security Ownership of Certain Beneficial Owners and Management................10

Certain Relationships and Related Transactions................................12

Compliance with Section 16(a) of the Securities Exchange Act of 1934..........13

Equity Compensation Plan Information..........................................13

Compensation of Executive Officers and Directors..............................14

Compensation Committee Report on Executive Compensation.......................17

Performance Graph.............................................................20

Proposal 2 - Adoption of the 2005 Stock Incentive Plan........................21

Audit Committee Report........................................................26

Independent Auditor Information...............................................27

Proposal 3 - Ratification of Appointment of Independent Auditors..............28

Additional Information........................................................28

Appendix A - 2005 Stock Incentive Plan.......................................A-1

                           COVER-ALL TECHNOLOGIES INC.

                           ---------------------------
                                 PROXY STATEMENT
                       2005 ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 7, 2005
                           ---------------------------

             GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID I RECEIVE THIS PROXY STATEMENT?

We sent you this proxy statement and the enclosed proxy card because our board of directors (the "Board") is soliciting your proxy to vote at the 2005 Annual Meeting of Stockholders to be held on June 7, 2005 at 9:30 a.m., local time, at the Parsippany Hilton, One Hilton Court, Parsippany, New Jersey 07054. When we ask for your proxy, we must provide you with a proxy statement that contains certain information specified by law. We intend to mail this proxy statement and the enclosed proxy card on or about April 29, 2005 to all stockholders of record entitled to vote at the meeting.

WHO CAN VOTE AT THE MEETING?

Only stockholders of record at the close of business on April 27, 2005 (the "record date") will be entitled to vote at the meeting. As of the record date, there were 15,816,084 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted upon.

        STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME. If, on the record date, your shares were registered directly in your name with our transfer agent, Wachovia Bank, N.A., then you are a registered stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card.

        BENEFICIAL OWNER: SHARES REGISTERED IN THE NAME OF A BROKER OR BANK. If, on the record date, your shares were held in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that broker or other agent. The broker holding your account is considered the stockholder of record for purposes of voting at the meeting. Street name holders generally cannot vote their shares directly and must instead instruct the brokerage, bank or other agent how to vote their shares using the method described below under "How can I vote my shares?".

WHAT WILL STOCKHOLDERS VOTE ON AT THE MEETING?

Our stockholders will be asked to vote on three proposals:

        Proposal 1 -- Election of Directors

        Proposal 2 -- Adoption of the 2005 Stock Incentive Plan

        Proposal 3 -- Ratification of Appointment of Independent Auditors

HOW MANY VOTES ARE REQUIRED TO VOTE TO APPROVE EACH PROPOSAL?

        PROPOSAL 1 -- ELECTION OF DIRECTORS. The nominees receiving the most votes will be elected. Abstentions, broker non-votes and instructions to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as votes against those nominees.

        PROPOSAL 2 -- ADOPTION OF THE 2005 STOCK INCENTIVE PLAN. The affirmative vote of a majority of the votes cast is required to adopt the 2005 Stock Incentive Plan. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the vote.

        PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS. The affirmative vote of a majority of the votes cast is required to ratify the appointment of our independent auditors. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the vote.

WHAT CONSTITUTES A QUORUM?

In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of a majority of the outstanding shares of our common stock entitled to vote at the meeting, present or represented by proxy. Abstentions and broker non-votes will be counted as shares present in determining whether a quorum is present.

WHAT IS A "BROKER NON-VOTE"?

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote under the rules of the stock exchange or other organization of which it is a member. In this situation, a "broker non-vote" occurs. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum.

HOW CAN I VOTE MY SHARES?

You may vote in person at the meeting or by proxy. If you are a registered stockholder, you can vote by proxy by mailing the enclosed proxy card. Please refer to the instructions on your proxy card to vote by proxy. If you hold your shares through a bank or broker, then you may vote by the ways made available by your bank or broker, in which case the bank or broker will include instructions with this proxy statement.

ARE THERE ANY OTHER MATTERS TO BE VOTED ON AT THE MEETING?

As of the date of this proxy statement, our Board does not know of any other matters to be brought before the meeting. However, if any other matters are properly brought before the meeting or any adjournments thereof, the persons appointed by the enclosed form of proxy shall have discretionary authority to vote all such proxies as they shall decide.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. You have the right to revoke your proxy at any time before the meeting by:

        o       delivering written revocation to the Secretary of our company;

        o submitting a duly executed proxy bearing a later date to the Secretary of our company; or

        o       voting in person at the meeting.

Attendance at the meeting will not, by itself, revoke a previously granted proxy.

WHAT ARE OUR BOARD'S RECOMMENDATIONS?

For the reasons set out in more detail in the proxy statement, our Board recommends that you vote your shares:

        o       FOR the listed director nominees (Proposal 1).

        o       FOR the adoption of the 2005 Stock Incentive Plan (Proposal 2).

        o FOR the ratification of the appointment of the independent auditors (Proposal 3).


                       PROPOSAL 1 - ELECTION OF DIRECTORS

        Our Board is currently divided into three classes. The three-year term of office of each class expires at the meeting of stockholders in successive years, upon the election and qualification of successor classes. Our by-laws provide for seven members of our Board. There were two vacancies as of the record date. Of the current total of five directors, two of our directors have terms expiring at the meeting.

        The nominees for the class to be elected at the meeting are Earl Gallegos and Mark D. Johnston. Mr. Gallegos was named a director in 1997, and Mr. Johnston was named a director in 1996.

        The persons named in the enclosed proxy will vote to elect the two nominees named below as directors, unless you withhold authority to vote for the election of one or more of the nominees by marking the proxy to that effect. If the nominees do not remain candidates for election at the date of the meeting (which contingency is not now contemplated or foreseen by our Board), the solicited proxies may be voted for a substitute nominee selected by our Board. You may not vote any proxies for a greater number of persons than the two nominees named. The nominees for director receiving a plurality of the votes cast at the meeting shall be elected. Each director elected at the annual meeting will serve for a term of three years (until the 2008 annual meeting of stockholders) or until that director's successor is elected and qualified.

        The names of the nominees for director and certain information about them are set forth below:

        EARL GALLEGOS has served as a member of our Board since March 1997. Mr. Gallegos is the principal of Earl Gallegos Management, LLC, a management consulting firm founded by him in July 1994 specializing in the insurance and software industries. Mr. Gallegos is a founder and chairman of the board of directors of Peak Performance Solutions Inc., a privately held insurance technology firm, and he currently serves as a director of Zytalis Inc., a privately held information technology professional services firm. Mr. Gallegos has also served as a director of Bridium, Inc., a privately held technology firm, from July 1998 to August 2003, Fidelity National Information Solutions, Inc., a publicly held company listed on Nasdaq, from September 1997 to September 2003, eGovNet, Inc., a privately held government technology services firm, from September 2002 to September 2003, and PracticeOne, Inc., a privately held medical practice management software company, from November 2002 to January 2005.

        MARK D. JOHNSTON has served as a member of our Board since 1996. Mr. Johnston served as our Chairman of our Board from November 1999 until February 2001 and served as our Interim Chief Financial Officer from March 2000 to February 2001. Mr. Johnston is an executive director of Software Investments Limited (SIL), Vault Management Limited, Care Corporation Limited (Care) and Investotel Limited, all of which are British Virgin Islands corporations. Mr. Johnston was named to our Board pursuant to the terms of a Stock Purchase Agreement, dated as of March 31, 1996, among our company, SIL and Care.

                  THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 1.

           THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE PRINCIPLES

COMPOSITION AND MEETINGS OF OUR BOARD

        The following table sets forth the members of our Board and the nominees for director and their ages, their current positions and the expiration dates of their terms as directors:

      NAME                            AGE            POSITION                TERM AS DIRECTOR EXPIRES
      ----                            ---            --------                ------------------------
John W. Roblin.....................    60    President, Chief Executive                 2006
                                             Officer and Chairman of the
                                             Board of Directors
G. Russell Cleveland...............    66    Director                                   2007
Earl Gallegos*.....................    47    Director                                   2005
Mark D. Johnston*..................    48    Director                                   2005
Robert A. Marshall.................    64    Director                                   2006

-----------------

* Term of class expires at the meeting. Directors indicated are nominees for re-election.

        Our Board held six meetings during 2004. None of our directors attended fewer than 75% of the six meetings of our Board and committees on which any of them served in 2004.

        Board members are expected to attend the annual meeting of stockholders, which is held in conjunction with one of our Board's regularly scheduled meetings. Accordingly, all members of our Board are generally present for the annual meeting of stockholders. Four of the five members of our Board at the time of our 2004 annual meeting of stockholders attended that meeting.

The names of our current directors and certain information about them are set forth below:

        JOHN W. ROBLIN has served as our President and Chief Executive Officer since December 1999 and as a director since March 2000. He was named Chairman of the Board in February 2001. Prior to joining our company, Mr. Roblin was Chief Information Officer and Senior Vice President for CIGNA Property and Casualty, positions he held since 1998. From 1994 until 1998, he was Chief Information Officer and Senior Vice President for Advanta Corporation. Prior to 1994, he was the Chief Information Officer at Chubb & Son, USF&G and Traveler's Personal Lines Division. See "Certain Relationships and Transactions."

        G. RUSSELL CLEVELAND has served as a member of our Board since July 2001. Mr. Cleveland is the President, Chief Executive Officer, sole director and the majority shareholder of Renaissance Capital Group, Inc. He is also the President, Chief Executive Officer and director of Renaissance Capital Growth & Income Fund III, Inc. Renaissance Capital Group, Inc. is the investment manager of Renaissance Capital Growth & Income Fund III, Inc. and the investment adviser to Renaissance US Growth Investment Trust PLC and to BFS US Special Opportunities Trust PLC, investment trusts listed on the London Stock Exchange. Mr. Cleveland is a Chartered Financial Analyst with more than 35 years of experience as a specialist in investments in smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland serves on the boards of directors of Renaissance US Growth Investment Trust PLC, BFS US Special Opportunities Trust PLC, Renaissance Capital Growth & Income Fund III, Inc., CaminoSoft Corp., Tutogen Medical, Inc., Integrated Security Systems, Inc. and Digital Recorders, Inc. See "Certain Relationships and Related Transactions."

        EARL GALLEGOS has served as a member of our Board since March 1997. Mr. Gallegos is the principal of Earl Gallegos Management, LLC, a management consulting firm founded by him in July 1994 specializing in the insurance and software industries. Mr. Gallegos is a founder and chairman of the board of directors of Peak Performance Solutions Inc., a privately held insurance technology firm, and he currently serves as a director of Zytalis Inc., a privately held information technology professional services firm. Mr. Gallegos has also served as a director of Bridium, Inc., a privately held technology firm, from July 1998 to August 2003, Fidelity National Information Solutions, Inc., a publicly held company listed on Nasdaq, from September 1997 to September 2003, eGovNet, Inc., a privately held government technology services firm, from September 2002 to September 2003, and PracticeOne, Inc., a privately held medical practice management software company, from November 2002 to January 2005.

        MARK D. JOHNSTON has served as a member of our Board since 1996. Mr. Johnston served as our Chairman of our Board from November 1999 until February 2001 and served as our Interim Chief Financial Officer from March 2000 to February 2001. Mr. Johnston is an executive director of Software Investments Limited (SIL), Vault Management Limited, Care Corporation Limited (Care) and Investotel Limited, all of which are British Virgin Islands corporations. Mr. Johnston was named to our Board pursuant to the terms of a Stock Purchase Agreement, dated as of March 31, 1996, among our company, SIL and Care.

        ROBERT A. MARSHALL has served as a member of our Board since April 2001. Mr. Marshall was President and Chief Operating Officer of Arcadia Financial, Ltd. from 1999 to 2000. From 1997 to 1998, he was an independent consultant to various companies within the financial services industry. From 1988 to 1997, Mr. Marshall was employed by Advanta Corporation where he held various senior management positions such as President of the Credit Card Division, President of Advanta National Bank and Corporate Executive Vice President.

CODE OF ETHICS AND BUSINESS CONDUCT

        We are committed to conducting business honestly and in accordance with the highest ethical standards and, consequently, in 2004, we adopted a formal Code of Ethics and Business Conduct to enhance our effectiveness. The Code of Ethics and Business Conduct applies to all of our employees, including our principal executive officer and principal financial officer.

        If we make any substantive amendments to the Code of Ethics and Business Conduct or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics and Business Conduct to our principal executive officer or our principal financial officer, we will disclose the nature of such amendment or waiver on our website or in a report on Form 8-K to be filed with the Securities and Exchange Commission (the "SEC").

BOARD COMMITTEES

        The standing committees of our Board are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

        AUDIT COMMITTEE. During 2004, our Audit Committee was composed of two directors, Messrs. Gallegos and Marshall, each of whom is independent within the meaning of SEC regulations and the Nasdaq listing standards. Each member of the Audit Committee meets the Nasdaq financial literacy requirements. Our Board interprets "financial literacy" to mean the ability to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. In 2004, the Audit Committee met four times.

        The Audit Committee, along with our Board, has determined that Mr. Gallegos is an "audit committee financial expert" as defined under Item 401(h) of Regulation S-K adopted by the SEC. Our Board based this decision the following qualifications:

        o current service as chief executive officer of a privately held information company, overseeing and/or assessing the performance of the company with respect to the preparation, auditing or evaluation of the company's financial statements; and

        o       membership on various other audit committees.

        The Audit Committee operates under a written charter. As set forth in the written charter, the Audit Committee's principal functions are to assist our Board in its oversight responsibilities with respect to:

        o the annual financial information to be provided to stockholders and the SEC;

        o the establishment and monitoring of procedures to improve the quality and reliability of the disclosure of our financial condition and results of operations;

        o the appointment, compensation and retention of our independent auditors and the work performed by the independent auditors; and

        o       the internal audit functions.

        In addition, the Audit Committee provides an avenue for communication between the independent auditors, financial management and our Board. The Audit Committee also has sole authority to engage, appoint, evaluate, compensate and replace the independent auditors, and it reviews and approves in advance all audit, audit related and non-audit services performed by the independent auditors (to the extent those services may be provided under applicable law). The Audit Committee meets with management regularly to consider the adequacy of our internal controls and financial reporting process and the reliability of our financial reports to the public.

        COMPENSATION COMMITTEE. The Compensation Committee has three members, Messrs. Roblin, Johnston and Marshall. The Compensation Committee's principal function is to review current and proposed employment arrangements with existing and prospective senior employees as well as to periodically review compensation and other benefits paid to or provided for our management. The Compensation Committee also prepares an annual report on executive compensation for inclusion in our proxy statement. The Compensation Committee met three times in 2004.

        NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. In 2004, our Board established the Nominating and Corporate Governance Committee (the "Nominating Committee"). The Nominating Committee has three members, Messrs. Cleveland, Gallegos and Marshall. Messrs. Gallegos and Marshall are independent in accordance with Nasdaq listing standards; Mr. Cleveland is not independent under such standards. The Nominating Committee met three times in 2004 in the presence of the full Board.

        The Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring the implementation of our Code of Ethics and Business Conduct. In addition, the Nominating Committee develops and reviews background information on candidates for our Board and makes recommendations to our Board regarding such candidates. The Nominating Committee also supervises our Board's annual review of director independence and our Board's self-evaluation of its performance.

SELECTION OF BOARD NOMINEES

        NOMINATION PROCESS. The Nominating Committee considers candidates for Board membership suggested by its members, other Board members, stockholders and management. The Nominating Committee may also retain a third-party executive search firm to identify candidates. The Nominating Committee and our Board will consider stockholder recommendations for director nominees that are properly received in accordance with our bylaws, our "Director Nomination Policy" and the applicable rules and regulations of the SEC.

        Under the terms of our Director Nomination Policy, the Nominating Committee and our Board will consider director nominations from a stockholder who is entitled to vote in the election of directors. Stockholders may nominate one or more persons for election as director at an annual or special meeting of stockholders by written notice of their intent to make such nomination or nominations either by personal delivery or by writing to the Secretary of our company not later than:

        o with respect to an election to be held at an annual meeting of stockholders, ninety days prior to the anniversary date of the immediately preceding annual meeting, and

        o with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

        If stockholders wish to nominate persons for election as directors at the 2006 Annual Meeting of Stockholders, we must receive notice of this matter on or before March 9, 2006. After that date, the proposal will be considered untimely. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedure provided in our Director Nomination Policy.

        DESIRED QUALIFICATIONS, QUALITIES AND SKILLS. Director nominees should be individuals of high integrity who have a solid record of accomplishment in their chosen fields and who possess the qualifications, qualities and skills to best serve our interests and our stockholders' interests. Candidates will be selected for their ability to exercise good judgment and to provide practical insights and diverse perspectives.

        To be recommended by the Nominating Committee for election to our Board, a director nominee must demonstrate the qualities and capabilities determined important by the Nominating Committee. As set forth in our Director Nomination Policy, the Nominating Committee considers the following qualifications, at a minimum, to be required of any director nominee:

        o       the highest professional and personal ethics and integrity;
        o a generally recognized position of leadership in the director nominee's field of endeavor;
        o ability to provide insights and practical wisdom based on his/her experience and expertise;
        o       commitment to enhancing stockholder value;
        o       sufficient time to effectively carry out his or her duties; and
        o       compliance with legal and regulatory requirements.

        Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it may deem are in our and our stockholders' best interests.

CONTACTING THE BOARD

        Under our "Policy for Stockholder Communications with Directors" the Nominating Committee and our Board have established a procedure that enables our stockholders to communicate in writing with members of our Board or to any individual director or group of directors. Any stockholder may send correspondence to our Board, or to any individual director or group of directors, by e-mail to SHOLDERS@COVER-ALL.COM or by writing to the Secretary at our principal office.

        The Secretary of our company will be responsible for the first review and logging of this correspondence and has been instructed by our Board to promptly forward all appropriate communications to the intended recipient indicated thereon. The Secretary will maintain a record of the originals of each communication received and provide copies to our Board or any individual director or group of directors, as appropriate, unless it is a type of correspondence which the Nominating Committee has identified as correspondence which may be retained in our files and not sent to our directors.

        Under the Policy for Stockholder Communications with Directors, the Nominating Committee authorized the Secretary to retain and not send to our directors communications: (a) that are commercial, advertising or promotional in nature (offering goods or services); (b) that solely relate to such matters such as warranty and product issues; or (c) that clearly are unrelated to our business, industry, management or board matters or director responsibilities. These types of communications will be logged and filed but not circulated to our directors. Except as set forth in this paragraph, the Secretary will not screen which communications will be sent to our directors.

        The log of stockholder correspondence will be available to members of the Nominating Committee for inspection. At least once each year, the Secretary will provide to the Nominating Committee a summary of the communications received from stockholders, including the communications not sent to our directors in accordance with screening procedures approved by the Nominating Committee.

        Communications from an employee or agent will be considered stockholders communications under the Policy for Stockholder Communications with Directors only if made solely in his or her capacity as a stockholder. Communications from our directors or officers shall not be considered stockholder communications.

CORPORATE GOVERNANCE MATERIALS

        Copies of our Audit Committee Charter and our Nominating Committee Charter, as well as of our Code of Ethics and Business Conduct, Director Nomination Policy and Policy for Stockholder Communications with Directors, are available on our website (WWW.COVER-ALL.COM). Please note that information on our website is not incorporated by reference in this proxy statement. Copies of these documents are also available to stockholders without charge upon written request to the Secretary at our principal address.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table contains information as of March 31, 2005 as to the number of shares of our common stock beneficially owned by (i) each person we know to own beneficially more than 5% of our common stock, (ii) each person who is a director or who is a nominee to be a director, (iii) the executive officers for whom information is included in the Summary Compensation Table and (iv) all persons as a group who are directors and executive officers and as to the percentage of outstanding shares held by these persons on that date.

NAME AND ADDRESS                                           AMOUNT BENEFICIALLY OWNED (1)    PERCENT OF CLASS (2)
--------------------------------------------------------  ------------------------------- ------------------------
BFS US Special Opportunities Trust PLC                           3,670,000 (3)                      19.1%
  c/o Renaissance Capital Group, Inc.
  8080 N. Central Expressway
  Suite 210, LB-59
  Dallas, Texas 75206

Renaissance US Growth Investment Trust PLC                       3,670,000 (4)                      19.1%
  c/o Renaissance Capital Group, Inc.
  8080 N. Central Expressway
  Suite 210, LB-59
  Dallas, Texas 75206

Atlantic Employers Insurance Company                             1,238,273                           7.8%
  1601 Chestnut Street, TL44D
  Philadelphia, PA 19101

John W. Roblin                                                   1,575,476 (5)                       9.2%

G. Russell Cleveland                                                68,500 (6)                       *

Earl Gallegos                                                      524,500 (7)                       3.2%

Mark D. Johnston                                                 3,232,464 (8)                      19.3%

Robert A. Marshall                                                  68,500 (6)                       *

Maryanne Z. Gallagher                                              299,195 (9)                       1.9%

Ann F. Massey                                                       70,000 (6)                       *

Frank R. Orzell                                                    100,000 (6)                       *

All current directors and executive officers as a                5,938,635 (10)                     31.0%
  group (8 persons)

---------------

* Less than one percent.

(1) Except as otherwise noted, all persons have sole voting and investment power with respect to their shares. All amounts shown in this column include shares obtainable upon exercise of options or warrants or conversion of convertible debentures within sixty (60) days of the date of this table.

(2) Based upon 15,816,084 total outstanding shares of common stock on March 31, 2005, plus shares of common stock that may be acquired by the person indicated pursuant to any options or warrants exercisable or debentures convertible within sixty (60) days.

(3) Represents 3,363,454 shares of common stock receivable upon conversion our convertible debentures, 50,000 shares of common stock issuable upon the exercise of our warrants and 256,546 shares of common stock. Mr. Cleveland is President and Chief Executive Officer of Renaissance Capital Group, Inc., the investment adviser for BFS US Special Opportunities Trust PLC. Mr. Cleveland disclaims beneficial ownership as to the shares beneficially owned by BFS US Special Opportunities Trust. See "Certain Relationships and Related Transactions."

(4) Represents 3,363,454 shares of common stock receivable upon conversion our convertible debentures, 50,000 shares of common stock issuable upon the exercise of our warrants and 256,546 shares of common stock. Mr. Cleveland is President and Chief Executive Officer of Renaissance Capital Group, Inc., the investment adviser for Renaissance US Growth Investment Trust PLC (formerly known as Renaissance US Growth & Income Trust PLC). Mr. Cleveland disclaims beneficial ownership as to the shares beneficially owned by Renaissance US Growth Investment Trust. See "Certain Relationships and Related Transactions."

(5) Represents 229,506 shares of common stock, 1,025,000 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options, 313,827 shares of common stock receivable upon conversion of our convertible debentures and 7,143 shares of common stock issuable upon the exercise of our warrants. See "Certain Relationships and Related Transactions."

(6) Represents shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(7) Represents 18,000 shares of common stock and 506,500 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(8) Mr. Johnston beneficially owns an aggregate of 3,232,464 shares of common stock as follows: Software Investments Ltd. (of which Mr. Johnston is the sole stockholder) beneficially owns 1,688,964 shares of common stock; Vault Management Ltd. (of which Mr. Johnston is the sole stockholder) beneficially owns 1,280,000 shares of common stock, including 640,000 shares of common stock that may be acquired pursuant to the exercise of outstanding warrants; and Mr. Johnston individually beneficially owns 263,500 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(9) Represents 49,195 shares of common stock and 250,000 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(10) Includes 2,999,143 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options and warrants and 313,827 shares of common stock receivable upon conversion of our convertible debentures.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In 2001 and 2002, we completed two rounds of debt financing through the sale of an aggregate of $2,500,000 of our 8% convertible debentures due 2008 ("2008 Debentures") and 8% convertible debentures due 2009 ("2009 Debentures") to Renaissance US Growth Investment Trust PLC and BFS US Special Opportunities Trust PLC (together, the "Renaissance Entities"), which, together, purchased an aggregate of $2,100,000 in principal amount of debentures, and to certain other investors including John W. Roblin, our Chairman of the Board, President and to Chief Executive Officer, who purchased $100,000 in principal amount of debentures. Renaissance Capital Group, Inc. is the investment adviser to each of the Renaissance Entities. Mr. Russell Cleveland is the President, Chief Executive Officer, sole director and the majority shareholder of Renaissance Capital Group, Inc. Mr. Cleveland was named one of our directors in 2001 after the consummation of the sale of the 2008 Debentures.

        In March 2002, the holders of the 2008 Debentures agreed to an amendment of the loan agreements governing the debentures pursuant to which one of the financial covenants was amended for the first three quarters of 2002. As consideration for such amendments, we issued to such holders an aggregate of 128,572 warrants, expiring in 2007, to purchase such number of shares of our common stock at an exercise price of $0.22 per share. Of such warrants, an aggregate of 100,000 warrants were issued to the Renaissance Entities, and 7,143 warrants were issued to Mr. Roblin.

        The 2008 Debentures mature on July 1, 2008 and the 2009 Debentures mature on September 1, 2009, unless the debentures are earlier redeemed by us or the holder or converted into shares of our common stock at the holder's option at a conversion price of $0.30 per share, subject to adjustment. We may redeem the debentures for cash at 101% of the principal amount, together with accrued and unpaid interest through the redemption date, upon the occurrence of certain events specified in the debentures. We are required to repay principal on the 2008 Debentures and 2009 Debentures, commencing July 1, 2004 and July 1, 2005, respectively, in monthly installments of ten dollars ($10) per thousand dollars ($1,000) of the then remaining principal amount of such debentures, and at maturity we will be required to pay the remaining unpaid principal amount.

        In 2004, the holders of the 2008 Debentures elected to convert all of their monthly principal installments due in 2004, totaling $105,335, under such debentures into shares of our common stock at the conversion price of $0.30 per share in lieu of receiving such installment payments in cash. In connection with this conversion, we issued to the holders of the 2008 Debentures an aggregate of 351,116 shares of our common stock. Of such shares, an aggregate of 273,092 shares were issued to the Renaissance Entities upon the conversion of $81,928 of principal of such debentures, and an aggregate of 19,506 shares were issued to Mr. Roblin upon the conversion of $5,852 of principal of such debentures.

        We pay the holders interest on the unpaid principal amount of the debentures monthly at the rate of 8% per annum. We made an aggregate of $198,000 of interest payments on the debentures during 2004, and we expect to make interest payments of approximately $183,000 in the aggregate during 2005. In 2004, the Renaissance Entities received an aggregate of $166,520 in interest payments on the debentures, and Mr. Roblin received an aggregate of $7,883 in interest payments on the debentures.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934


        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the SEC. Such persons are required to furnish us with copies of all Section 16(a) reports that they file. Based solely upon our review of copies of such reports for our 2004 fiscal year, we believe that during 2004, our executive officers, directors and holders of more than 10% of our common stock complied with all Section 16(a) filing requirements.


                      EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth, as of December 31, 2004, information related to our equity compensation plans. All options to acquire our equity securities are exercisable for or represent the right to purchase our common stock.

                                                                                          NUMBER OF SECURITIES
                              NUMBER OF SECURITIES TO    WEIGHTED-AVERAGE EXERCISE   REMAINING FOR FUTURE ISSUANCE
                              BE ISSUED UPON EXERCISE       PRICE OF OUTSTANDING       UNDER EQUITY COMPENSATION
                              OF OUTSTANDING OPTIONS,      OPTIONS, WARRANTS AND      PLANS (EXCLUDING SECURITIES
PLAN CATEGORY                   WARRANTS AND RIGHTS                RIGHTS               REFLECTED IN COLUMN (a))
-------------                   -------------------                ------               ------------------------
                                        (a)                         (b)                           (c)
Equity compensation plans
approved by security
holders (1)............              2,831,500                     $0.76                       2,534,525

Equity compensation plans
not approved by security
holders................                 ---                         ---                           ---

---------------

(1) Includes our 1995 Employee Stock Option Plan, as amended, and our 1994 Stock Option Plan for Independent Directors, as amended.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

        SUMMARY COMPENSATION TABLE

        The following table summarizes all compensation earned or paid to our chief executive officer and each of our other executive officers whose total annual salary and bonus exceeded $100,000 for services rendered in all capacities to us in 2004, 2003 and 2002.

                                                                                  LONG TERM COMPENSATION
                                                   ANNUAL COMPENSATION                    AWARDS
                                         --------------------------------------  -------------------------
                                                                                  RESTRICTED   SECURITIES
            NAME AND                                              OTHER ANNUAL      STOCK      UNDERLYING     ALL OTHER
       PRINCIPAL POSITION          YEAR    SALARY       BONUS     COMPENSATION     AWARD(S)     OPTIONS    COMPENSATION (2)
       ------------------          ----    ------       -----     ------------     --------     -------    ----------------
John W. Roblin                     2004   $300,000     $120,000     $12,721 (1)        ---          ---          $6,673
  Chairman of the Board of         2003   $291,595          ---     $11,820 (1)        ---      300,000          $7,000
  Directors, President and Chief   2002   $267,210     $134,175     $11,820 (1)        ---          ---          $5,000
  Executive Officer

Maryanne Z. Gallagher              2004   $187,000      $37,500         ---            ---          ---          $3,623
  Chief Operating Officer          2003   $181,731          ---         ---            ---      175,000          $3,361
                                   2002   $176,148      $44,471         ---            ---       50,000          $5,109

Frank R. Orzell                    2004   $140,000          ---         ---            ---          ---             ---
  Senior Vice President            2003   $145,385          ---         ---            ---          ---             ---
                                   2002   $159,866          ---         ---            ---          ---             ---

Ann F. Massey                      2004   $116,669      $10,000         ---            ---          ---          $2,342
  Chief Financial Officer          2003   $114,231          ---         ---            ---       15,000          $2,192
                                   2002   $110,000          ---         ---            ---        5,000          $3,169

--------------------

(1)     Represents an automobile allowance.
(2) Consists of matching contributions to the Cover-All Technologies Inc. 401(k) Plan made by us on behalf of the named executive officer.

        2004 OPTION EXERCISES AND YEAR-END OPTION VALUES

        The following table sets forth outstanding stock options held by our executive officers listed in the Summary Compensation Table at December 31, 2004.

                                                                                               VALUE OF UNEXERCISED IN-THE-
                              SHARES                    NUMBER OF SECURITIES UNDERLYING          MONEY OPTIONS AT FISCAL
                             ACQUIRED                UNEXERCISED OPTIONS AT FISCAL YEAR END            YEAR-END (1)
                                ON        VALUE      --------------------------------------    ----------------------------
                             EXERCISE    REALIZED
           NAME                 (#)        ($)           EXERCISABLE       UNEXERCISABLE       EXERCISABLE    UNEXERCISABLE
--------------------------  ---------- ------------      -----------       -------------       -----------    -------------
John W. Roblin                  ---        ---            1,025,000            150,000          $138,600          $10,500

Maryanne Z. Gallagher           ---        ---              225,000             75,000           $41,750           $3,500

Frank R. Orzell                 ---        ---              100,000                ---           $29,000              ---

Ann F. Massey                   ---        ---               68,350              6,650           $16,500             $350

-----------
(1) Based upon the fair market value of our common stock of $.60 per share on December 30, 2004 reported on the OTC Bulletin Board.

EMPLOYMENT AGREEMENTS OF EXECUTIVE OFFICERS

        In December 2003, we entered into a new employment agreement with John
W. Roblin, our Chairman of the Board, President and Chief Executive Officer. The employment agreement expires on December 31, 2006 and may be renewed for a one-year period upon the consent of both parties.

        Under the agreement, Mr. Roblin's base salary is $300,000 per annum, and he is eligible for an annual performance bonus. If the amount of the performance bonus is greater than the amount of Mr. Roblin's annual base salary, then he will receive a cash payment equal to his base salary and a grant of shares of our restricted stock for the excess amount. Mr. Roblin is entitled to annual paid vacation, participation in benefit plans applicable to our officers and executive employees, and the use of a Company automobile for business purposes.

        In connection with his employment agreement, we granted Mr. Roblin five-year options to purchase 300,000 shares of our common stock, at a price per share equal to the fair market value of the shares as of the date of grant. Options for 150,000 shares vested on January 1, 2005 and the remaining options will vest on January 1, 2006. In the event of a "change of control" (as defined in the employment agreement) or upon his death or disability, any remaining unvested option will automatically vest and become immediately exercisable by Mr. Roblin.

        In the event of his death or disability, we will pay to Mr. Roblin (i) any accrued and unpaid base salary and vacation time and (ii) the pro rata portion, through the date of termination, of any earned bonus. He would also receive three months base salary and the continuation of paid time off and his other benefits, including the use of the Company automobile, for a three month period. Upon the date of any termination due to death or disability, all stock options granted to Mr. Roblin will immediately vest and remain exercisable until the earlier of the twelve month anniversary of the date of termination and the expiration of such options on the scheduled expiration dates set forth in the related grant agreements.

        Pursuant to Mr. Roblin's employment agreement, upon a "change of control," Mr. Roblin would be entitled to terminate his employment, and we will pay to him (i) any accrued and unpaid base salary and vacation time and (ii) the pro rata portion, through the date of termination, of any earned bonus. He would also receive twelve months base salary severance compensation and the continuation of paid time off and his other benefits, including the use of the Company automobile, for a twelve month period.

        If Mr. Roblin's employment is terminated for "cause" (as defined in the employment agreement), we are only obligated to pay Mr. Roblin his accrued and unpaid base salary and vacation time. Mr. Roblin may voluntarily terminate the employment agreement and his employment at any time, for any reason, by giving our Board six months prior written notice. If Mr. Roblin voluntarily terminates the agreement, we will pay to him his accrued and unpaid base salary and vacation time.

        If Mr. Roblin's employment is terminated by reason of our decision not to renew the agreement upon the conclusion of the employment term on December 31, 2006, we will provide to Mr. Roblin, as severance compensation, an amount equal to six months base salary, and the continuation of benefits, including paid time off and the use of the Company automobile, for a six month period.

        None of our other employees have employment agreements, severance payment arrangements or payment arrangements that would be triggered by a change of control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        In 2004, our directors did not receive any compensation for their services as directors.

        During 2004, the Compensation Committee consisted of Messrs. Roblin, Marshall and Johnston. Mr. Roblin has served as our President and Chief Executive Officer since December 1999. Mr. Johnston served as our Interim Chief Financial Officer from March 2000 to February 2001. Mr. Johnston also served as our Chief Financial Officer on an interim basis from March 1997 until January 1998. During 2004, no member of the Compensation Committee had a relationship with any other company that requires disclosure as a "compensation committee interlock."

COMPENSATION OF DIRECTORS

        On March 23, 2005, our Board approved non-employee director compensation for 2005 (the "Compensation Plan"). The purpose of the Compensation Plan is to compensate members of our Board who are not our employees.

        The Compensation Plan was adopted in part in light of the increased responsibilities placed on our directors pursuant to the Sarbanes-Oxley Act of 2002. Pursuant to the Compensation Plan, each of our non-employee directors will receive: (i) an annual stipend of $6,000; (ii) $1,500 per each meeting attended, with an annual ceiling of $3,000; (iii) $500 per each quarterly conference call attended, with an annual ceiling of $2,000; and (iv) options, distributable at the beginning of the calendar year, to purchase 25,000 of our common stock. Non-employee directors serving on our Audit Committee will receive an additional $500 per quarter. We will make all payments under the Compensation Plan quarterly and in arrears.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Board of Directors of the Company maintains a Compensation Committee comprised of three directors of the Company whose names are listed at the end of this report. The Committee sets the principles and strategies that serve to guide the design of the Company's employee compensation and benefit programs. The Committee annually evaluates the performance of the President and Chief Executive Officer and other executive officers. Taking the performance evaluations into consideration, the Committee establishes and approves the compensation levels for the executive officers.

        ROLE OF THE COMPENSATION COMMITTEE

        The principal functions of the Compensation Committee are:

        o To establish and periodically review the Company's compensation philosophy and the adequacy of compensation plans and programs for directors, executive officers and other employees;

        o To establish compensation arrangements and incentive goals for executive officers and to assist the Board of Directors in the administration of compensation plans;

        o To review the performance of the executive officers and award incentive compensation and adjust compensation arrangements as appropriate based upon performance;

        o To periodically report on the Committee's activities to the full Board of Directors; and

        o To prepare an annual report on executive compensation for inclusion in the Company's annual proxy statement.

        GENERAL COMPENSATION POLICY

        The Company's objective is to attract, retain, motivate and reward high caliber executives who deliver superior short and long-term performance that builds shareholder value. To achieve the Company's objective, the Committee has set the following guiding principles in the design and administration of the Company's compensation programs:

        o Attract, motivate and retain executive officers who can make significant contributions to the Company's long-term success;

        o Align the interests of executive officers with those of shareholders; and

        o Tie individual compensation awards to business and individual performance with a portion of executive compensation designed to create incentives for superior performance and consequences for below target performance.

        The Compensation Committee developed a compensation evaluation program that requires management to set goals at the beginning of each fiscal year for increasing income before taxes from the previous year in order to evaluate management's performance. Salary increases for each fiscal year have been based upon the Company attaining the earnings performance targets for the preceding fiscal year, unusual achievements and cost of living. Bonuses, if any, are divided among the executive group after evaluation of each individual's performance, in consultation with senior management. Option grants are similarly based. In 2004, the Company paid bonuses to certain of its employees based on the performance of the Company.

        EQUITY INCENTIVE PLANS

        The Compensation Committee believes that stock options provide a valuable tool for aligning the interests of management with stockholders and focusing management's attention on the long-term growth of the Company. In addition, the Committee believes that the awarding of stock options is essential to attract and retain the talented professionals and managers needed to ensure the continued success of the Company.

        During 2004, the Company had three stock option plans which were in effect. Under the 1994 Stock Option Plan for Independent Directors, options for the purchase of up to 300,000 shares of our common stock may be granted to directors who are not employees. The 1994 Stock Option Plan for Independent Directors was amended in June 2000 to increase the aggregate number of shares of common stock available for grant from 300,000 to 750,000. This plan will expire on December 31, 2009.

        Under the 1994 Non-Qualified Stock Option Plan for consultants, the Board of Directors was able to grant options for the purchase of up to 200,000 shares of our common stock. This plan expired in October 2004. Under the 1995 Employee Stock Option Plan, which was amended in 1997 and in 2000, the Board of Directors was able to grant options for the purchase of up to 5,000,000 shares of our common stock. The 1995 Employee Stock Option Plan expired in March 2005.

        The proposed 2005 Stock Incentive Plan (the "2005 Plan"), which the Board of Directors has previously approved and which the Company is seeking the stockholders to adopt at the annual meeting (see "Proposal 2 - Adoption of the 2005 Stock Incentive Plan"), will provide a basis for future equity awards that are designed to promote the success and enhance the value of the Company by linking the personal interests of the participants of the 2005 Plan to those of the Company's stockholders, customers and employees, by providing such participants with an incentive for outstanding performance. A maximum of 5,000,000 shares of the Company's common stock will be available for grants of all equity awards under the 2005 Plan.

        CHIEF EXECUTIVE OFFICER COMPENSATION FOR 2004

        John W. Roblin has served as the Company's President and Chief Executive Officer since December 1999 and as a director since March 2000. In 2004, Mr. Roblin was paid a base salary of $300,000 which is his annual salary rate that has been in effect since December 2003. The Compensation Committee determined Mr. Roblin's salary based upon the factors discussed above relating to executive compensation in general and reflected the terms of that determination in Mr. Roblin's employment agreement.

        In connection with his employment agreement, the Company granted Mr. Roblin five-year options to purchase 300,000 shares of our common stock at a price per share equal to the fair market value of such shares as of the date of grant. On January 1, 2005, options as to 150,000 shares vested and options as to the remaining 150,000 shares will vest on January 1, 2006, all pursuant to a stock option agreement relating to such grant.

        Pursuant to his employment agreement, Mr. Roblin is eligible for an annual performance bonus. If the amount of such performance bonus is greater than the amount of Mr. Roblin's annual base salary, then he will receive a cash payment equal to his base salary and a grant of shares of the Company's restricted stock for the excess amount. In 2004, the Company paid Mr. Roblin a bonus of $120,000 based on the Company's performance for that year. Additionally, Mr. Roblin is entitled to annual paid vacation, participation in benefit plans applicable to our officers and executive employees, and the use of a Company automobile for business purposes. In 2004, the Company made total matching contributions of $6,673 to Mr. Roblin's 401(k) Plan.

        Mr. Roblin does not participate in the Compensation Committee's decisions regarding his compensation. His compensation is separately evaluated by Messrs. Marshall and Johnston and the remaining members of the Board of Directors, who take into consideration overall Company performance in attaining established targets for income before taxes and developing and achieving short term and long term goals for the Company. Such targets are set forth in Mr. Roblin's employment agreement As a result of this review, the Compensation Committee concluded that Mr. Roblin's compensation was reasonable and not excessive based on his leadership, decision-making skills, experience, knowledge, communication with the Board of Directors and strategic recommendations.

        This report on executive compensation is provided by the undersigned members of the Compensation Committee of the Board of Directors.

                                       Mark D. Johnston
                                       Robert A. Marshall
                                       John W. Roblin
                                       (Members of the Compensation Committee)

                                PERFORMANCE GRAPH

        The graph below compares the cumulative total stockholder returns (including reinvestment of dividends) from the period from December 31, 1999 through December 31, 2004 on an investment of $100 in (i) our common stock, (ii) the Russell 2000 Index (an index of small capitalization companies) and (iii) an index of peer companies that we have selected. You should be aware that historical results are not necessarily indicative of future performance.



                              [PERFORMANCE GRAPH]



                                    COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN AMONG COVER-ALL TECHNOLOGIES INC.,
                                                        THE RUSSELL 2000 INDEX AND A PEER GROUP
                                    -------------------------------------------------------------------------------

                                     12/31/99      12/31/00      12/31/01      12/31/02      12/31/03      12/31/04
                                     --------      --------      --------      --------      --------      --------
Cover-All Technologies Inc.......     $100.00        $20.40        $20.80        $36.80        $42.40        $51.20
Russell 2000 Index...............     $100.00        $96.98        $99.39        $79.03       $116.38       $137.71
Peer Group (1)...................     $100.00        $57.58        $47.25        $33.49        $44.14        $55.14

------------------
        (1) The peer group consists of Computer Sciences Corporation, Ebix, Inc., Pegasystems Inc. and TenFold Corporation.

             PROPOSAL 2 - ADOPTION OF THE 2005 STOCK INCENTIVE PLAN

        Consistent with our longstanding practice of rewarding employees responsible for significant contributions to our business, on April 25, 2005, our Board approved the 2005 Stock Incentive Plan (which we refer to as the 2005
Plan), subject to adoption by our stockholders. Adoption of the 2005 Plan requires the affirmative vote of a majority of the shares of common stock voted at the annual meeting. Our Board recommends that stockholders adopt the 2005 Plan.

        The purpose of the 2005 Plan is to promote the success and enhance the value of our business by linking the personal interests of the participants of the 2005 Plan to those of our stockholders, customers and employees, by providing such participants with an incentive for outstanding performance. The 2005 Plan is further intended to provide flexibility to us in our ability to motivate, and retain the services of, participants upon whose judgment, interest and special effort the successful conduct of our operations is largely dependent.

        Eligible participants in the 2005 Plan include employees and consultants of the Company. As of March 31, 2005, there were approximately fifty employees and one consultant eligible to participate in the 2005 Plan.

        If the 2005 Plan is adopted by the Company's stockholders at the annual meeting, it will become effective June 7, 2005.

        Since October 2004, two of our three stock option plans in effect during 2004 have expired. The 1994 Non-Qualified Stock Option Plan for consultants, pursuant to the Board was able to grant options for the purchase of up to 200,000 shares of our common stock, expired in October 2004. At the time such plan expired, there were approximately 105,000 shares of our common stock available for issuance which were not utilized and were terminated following expiration of such plan. In March 2005, our 1995 Employee Stock Option Plan, pursuant to which the Board was able to grant options for the purchase of up to 5,000,000 shares of our common stock, expired. At the time such plan expired, there were approximately 1,684,525 shares of our common stock available for issuance which were not utilized and were terminated following expiration of such plan.

        Only the Company's 1994 Stock Option Plan for Independent Directors, pursuant to which options for the purchase of up to 750,000 shares of our common stock may be granted to non-employee directors, remains in effect. The 1994 Stock Option Plan for Independent Directors was amended in June 2000 to increase the aggregate number of shares of common stock available for grant from 300,000 to 750,000. This plan will expire on December 31, 2009.

        In light of the recent expiration of each of the 1994 Non-Qualified Stock Option Plan for consultants and the 1995 Employee Stock Option Plan, our Board approved the 2005 Plan, subject to adoption by our stockholders. Our Board believes that it is beneficial to the Company to have the flexibility to issue a variety of stock-based awards, rather than stock options only, and this flexibility is included with the 2005 Plan. Stock options were the only type of award the Board was permitted to issue under the 1995 Employee Stock Option Plan. Under the 2005 Plan, a maximum of 5,000,000 shares of our common stock will be available for grants. Our Board believes that this number represents a reasonable amount of potential equity dilution and provides a powerful incentive for employees to increase the value of our business for all stockholders. The new shares available under the 2005 Plan would represent approximately 21% of diluted common shares outstanding as of December 31, 2004. This number of diluted common shares outstanding includes potential shares from the conversion of our outstanding convertible debentures and the exercise of our outstanding in-the-money stock options and warrants (based on the average market price of our common shares at December 31, 2004).

        The summary of the 2005 Plan that appears below is qualified in its entirety by reference to the full text of the 2005 Plan document, which is attached as APPENDIX A to this proxy statement. Among the key features of the 2005 Plan are the following:

        ADMINISTRATION

        The 2005 Plan will be administered by a committee comprised of our Board or a committee appointed by our Board (the "Committee"). The Committee determines who shall receive awards under the 2005 Plan, the dates at which such awards shall be granted, the number and type of awards to be granted, the exercise price applicable to each option, the times when awards shall become vested and/or exercisable and the duration of exercise periods, and generally interprets the 2005 Plan and prescribes, amends and rescinds rules and regulations relating to the 2005 Plan.

        SHARES AVAILABLE

        A maximum of 5,000,000 shares of our common stock will be available for grants of all equity awards under the 2005 Plan. Shares of common stock underlying awards of options shall be counted against the limitation set forth in the immediately preceding sentence. If any award or portion of an award under the 2005 Plan expires or terminates unexercised, becomes unexercisable, is settled in cash without delivery of shares of common stock, or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of common stock are repurchased by or surrendered to us in connection with any award (whether or not such surrendered shares were acquired pursuant to any award), or if any shares are withheld by us, the shares subject to such award and the repurchased, surrendered and withheld shares shall thereafter be available for further awards under the 2005 Plan; provided, however, that any such shares that are surrendered to or repurchased or withheld by us in connection with any award or that are otherwise forfeited after issuance shall not be available for grant of incentive stock options. Awards under the 2005 Plan may be fulfilled in accordance with the terms of the 2005 Plan with either authorized and unissued shares of the common stock, issued shares of such common stock held in our treasury or shares of common stock acquired on the open market.

        ELIGIBLE RECIPIENTS

        Only our employees and consultants are eligible to participate in the 2005 Plan. The Committee may also grant awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for us, provided that such awards shall not become vested or exercisable prior to the date the individual first commences performance of such services.

        TYPES OF AWARDS

        The 2005 Plan would allow for the grant of stock options and stock awards. The Committee will determine the prices, expiration dates and other material conditions governing the exercise of the awards.

        EXERCISE PRICE OF OPTIONS

        The exercise price of non-qualified stock options is within the discretion of the Committee at the time the non-qualified stock option is granted. The exercise price of incentive stock options is determined by the Committee at the time the incentive stock option is granted, but in no event shall such exercise price be less than 100% of the fair market value of our common stock on the date of grant. Notwithstanding the foregoing, the exercise price of incentive stock options granted to an employee owning more than 10% of the total combined voting power of all classes of our stock before the grant (a "10% Holder") may not be less than 110% of such fair market value.

        EXERCISE AND EXPIRATION OF OPTIONS

        Options granted pursuant to the 2005 Plan are non-transferable by the optionholder, other than by will or the laws of descent and distribution, and may be exercised only by the optionholder while employed or engaged by us, subject to certain rights of exercise after termination. No options granted under the 2005 Plan shall be exercisable after the expiration of ten years from the date of grant (five years in the case of options granted to a 10% Holder). Options are exercisable at such time or times or in such installments on a cumulative basis, and upon such conditions, as the Committee determines at the time of grant. The exercise price of options must be paid in full at the time of exercise. In the event of an optionholder's death, the estate or beneficiaries of the optionholder may exercise the option (to the extent the option was exercisable at the time of the optionholder's death) within one (1) year after the optionholder's death, but not later than the date the option otherwise would expire. If the employment of an optionholder is terminated because of disability, the option may be exercised (to the extent the option was exercisable on the date of termination) within one (1) year after the date of termination, but no later than the date the option would otherwise expire. In the event of termination of employment or engagement, other than for death or disability, any unexercised options outstanding at that time will immediately terminate and the optionholder shall have the right, within sixty (60) days after the date of such termination, to exercise the optionholder's vested options (unless, with respect to a non-qualified stock option, the option grant agreement provides otherwise). In all cases, however, if the termination of employment or consulting relationship with us is for good cause (as defined in the 2005 Plan) or with respect to options that are not vested on the date of termination (unless the option grant agreement provides otherwise), then any unexercised options will immediately terminate.

        LIMITATION ON INCENTIVE OPTIONS

        To the extent that the aggregate fair market value of the common stock (determined on the date of grant) underlying incentive stock options under the 2005 Plan which are first exercisable by any optionholder during any calendar year exceeds $100,000, the portion of such incentive stock options with respect to such excess shall be treated as if such options were non-qualified stock options.

        STOCK AWARDS

        The 2005 Plan allows the Committee to grant restricted or unrestricted stock awards or awards denominated in stock-equivalent units, securities or debentures convertible into common stock, or any combination of the foregoing, and may be paid in common stock or other securities, in cash, or in a combination of common stock or other securities and cash, all as determined by the Committee in its discretion, to eligible participants with or without payment of consideration by the grantee.

        AWARDS UNDER THE PLAN

        Because participation and the types of awards available for grant under the 2005 Plan are subject to the discretion of the Committee, the benefits or amounts that any participant or groups of participants may receive if the 2005 Plan is adopted are not currently determinable. To date, no awards have been granted under the 2005 Plan.

        AMENDMENT OR TERMINATION; TERM

        The 2005 Plan may be amended, modified or terminated at any time by our Board; however, no such amendment, modification or termination shall adversely affect any awards previously granted under the 2005 Plan without consent of the holder thereof. No awards shall be granted under the 2005 Plan after

June 6, 2015 or, if later, the day before the tenth anniversary of the date the 2005 Plan is approved by our stockholders, unless the 2005 Plan is sooner terminated by our Board.

        ADJUSTMENT

        AUTOMATIC ADJUSTMENTS. Upon the occurrence of certain events affecting the outstanding shares of our common stock, including any reorganization, reclassification, recapitalization, stock split, reverse stock split, stock dividend or otherwise, then, awards shall, without further action of the Committee, be adjusted to reflect such event.

        DISCRETIONARY ADJUSTMENTS. In the event of any (a) unusual or nonrecurring events affecting the Company or its financial statements or any parent or any subsidiary of the Company, (b) changes in applicable laws, regulations or accounting principles affecting the Company, or (c) merger, consolidation, combination, spin-off or other similar corporate change (other than a transaction resulting in a Change in Control), then, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the participants and consistent with the terms of the 2005 Plan, cause an adjustment to be made to reflect such event. Adjustments may include, as applicable, adjustments to (i) the maximum number and kind of shares reserved for issuance under the 2005 Plan, (ii) the number and kind of shares of common stock subject to then outstanding awards, (iii) the exercise price for each share subject to then outstanding awards and (iv) any other terms of an award that are affected by the event.

        CHANGE IN CONTROL TRANSACTIONS. In the event of any transaction resulting in a Change in Control of the Company, and except as otherwise determined by the Committee at the time the plan award is granted, if no provision is made in connection with the transaction for the continuation or assumption of outstanding awards by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof, then all outstanding awards that are payable in or convertible into Common Stock under the 2005 Plan (including unvested awards) shall be fully vested and immediately exercisable in their entirety and shall terminate upon the effective time of such Change in Control. In the event of such termination, the holders of awards under the 2005 Plan will be permitted, immediately before the Change in Control, to exercise or convert any or all portions of such awards that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change in Control (including upon the acceleration of vesting of such awards).

        FEDERAL INCOME TAX CONSEQUENCES

        Under currently applicable provisions of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder, the following federal income tax consequences may be expected by an optionholder and by us in respect of the grant and exercise of incentive stock options and non-qualified stock options under the 2005 Plan.

        CONSEQUENCES TO THE OPTIONHOLDER

        GRANT. There are no federal income tax consequences to the optionholder by reason of the grant of incentive stock options and non-qualified stock options under the 2005 Plan.

        EXERCISE. The exercise of incentive stock options is not a taxable event for regular federal income tax purposes. However, such exercise may give rise to an alternative minimum tax liability. Upon the exercise of a non-qualified stock option, the optionholder generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock at the time of exercise over the amount paid as the exercise price. The ordinary income recognized in connection with the exercise by an optionholder of a non-qualified stock option will be subject to both wage and employment tax withholding. The optionholder's tax basis in the shares acquired pursuant to the exercise of a stock option will be the amount paid upon exercise plus, in the case of a non-qualified stock option, the amount of ordinary income recognized by the optionholder upon exercise.

        QUALIFYING DISPOSITION. If an optionholder disposes of shares of our common stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option is granted and more than one year after the date on which the shares are exercised by the optionholder, the optionholder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder's adjusted basis in such shares (generally the option exercise price).

        DISQUALIFYING DISPOSITION. If the optionholder disposes of shares of our common stock acquired upon exercise of an incentive stock option (other than in certain tax-free transactions) within two years from the date on which the incentive stock option is granted or within one year after the transfer of the shares to the optionholder, then at the time of disposition the optionholder generally will recognize ordinary income equal to the lesser of (a) the excess of such shares' fair market value on the date of exercise over the exercise price paid by the optionholder or (b) the optionholder's actual gain (i.e., the excess, if any, of the amount realized on the disposition over the optionholder's adjusted basis in such shares). If the amount realized on a taxable disposition exceeds the fair market value on the date of exercise, then the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on the disposition (i.e, if the amount realized is less than the exercise price paid by the optionholder), then the loss will be a capital loss.

        OTHER DISPOSITION. If an optionholder disposes of shares of our common stock acquired upon exercise of a non-qualified stock option in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between his basis (as discussed above) in the shares sold and the amount realized upon disposition. Any such capital gain or loss will be long-term or short-term depending on whether the shares of our common stock were held for more than one year from the date such shares were transferred to the optionholder.

        CONSEQUENCES TO US

        There are no federal income tax consequences to us by reason of the grant of incentive stock options or non-qualified stock options or the exercise of incentive stock options (other than disqualifying dispositions).

        At the time the optionholder recognizes ordinary income from the exercise of a non-qualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we timely satisfy our reporting and disclosure obligations described below. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of incentive stock options, we will be entitled to a corresponding deduction in the year in which the disposition occurs.

        We will be required to report to the Internal Revenue Service any ordinary income recognized by any optionholder by reason of the exercise of a non-qualified stock option or the disqualifying disposition of our common stock acquired pursuant to an incentive stock option.

        OTHER TAX CONSEQUENCES

        The foregoing discussion is not a complete description of the federal income tax aspects of incentive stock options and non-qualified stock options issued pursuant to the 2005 Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state or local tax consequences.

                   THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 2.

                             AUDIT COMMITTEE REPORT

        The Board of Directors of the Company maintains an Audit Committee comprised of two directors of the Company, each of whom is independent, as that term is used under the applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and Nasdaq. The Audit Committee acts pursuant to an amended written charter adopted by the Board of Directors in 2004. The Audit Committee, along with the Board of Directors, has determined that Mr. Gallegos, a member of the Audit Committee, qualifies as an "audit committee financial expert" as defined under Item 401(h) of Regulation S-K adopted by the SEC. The Audit Committee believe that the Audit Committee's current member composition satisfies the requirements of the Sarbanes-Oxley Act of 2002 and the recently enacted rules of the SEC.

        The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to: (i) the annual financial information to be provided to stockholders and the SEC; (ii) the establishment and monitoring of procedures to improve the quality and reliability of the disclosure of the Company's financial condition and results of operations; (iii) the appointment, compensation and retention of the Company's independent auditors and the work performed by the independent auditors; and (iv) the internal audit functions.

        The Audit Committee schedules its meetings with a view to devoting appropriate attention to all of its tasks. The Audit Committee meetings include, whenever appropriate, sessions with the Company's independent auditors without the presence of the Company's management.

        Each year, the Audit Committee recommends to the Board of Directors of the Company the selection of the Company's independent auditors. The independent auditors are responsible for performing an independent audit of the Company's audited consolidated financial statements according to generally accepted auditing standards and for issuing a report based on this audit. The Audit Committee monitors and oversees these processes.

        The Audit Committee has met and held discussions with management and Moore Stephens, P.C., the Company's independent auditors. The Company's management represented to the Audit Committee that the Company's audited consolidated financial statements were prepared according to generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited consolidated financial statements with the Company's management and the independent auditors.

        The Audit Committee discussed with Moore Stephens, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). These matters included a discussion of Moore Stephens, P.C.'s judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting. Moore Stephens, P.C. also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Moore Stephens, P.C. that firm's independence, including a review of both auditor and non-auditor fees and considered the compatibility of non-audit services with the auditors independence.

        Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 for filing with SEC.

                                              Earl Gallegos
                                              Robert A. Marshall
                                              (members of the Audit Committee)


                         INDEPENDENT AUDITOR INFORMATION

        Our Audit Committee has selected Moore Stephens, P.C., Cranford, New Jersey, as the principal independent auditors for 2005. Moore Stephens, P.C. has served as our independent auditors since August 1997. A representative of Moore Stephens, P.C. is expected to be present at the meeting and to be available to respond to appropriate questions. This representative will also be given an opportunity to make a statement at the meeting if the representative desires.

FEES

        The following table sets forth the fees paid for professional services rendered by Moore Stephens, P.C. for audit services, audit-related services, tax services and all other services in 2004 and 2003.


              FEE CATEGORY                        2004            2003
              ------------                        ----            ----

              Audit Fees (1)                    $99,012         $93,000

              Audit-Related Fees (2)                 --              --

              Tax Fees (3)                      $12,488         $27,715

              All Other Fees (4)                 $2,865          $3,827
                                                 ------          ------

              TOTAL FEES                       $114,365        $124,542

--------------

(1) For professional services rendered in connection with the audit of our annual financial statements and the reviews of the financial statements included in each of our quarterly reports on Form 10-Q.

(2) For assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

(3) For professional services rendered for tax compliance, tax advice, tax return preparation and tax planning.

(4) For other services rendered, including attendance at board and stockholder meetings and review of our proxy statement relating to our annual stockholders meetings, that are not covered under the above disclosures.

POLICY ON PRE-APPROVAL BY AUDIT COMMITTEE OF SERVICES PERFORMED BY INDEPENDENT AUDITORS

        The policy of the Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by the independent auditors during the fiscal year.

        PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        Our Board, on the recommendation of the Audit Committee, has appointed Moore Stephens, P.C. as our independent auditors for 2005, and urges you to vote for ratification of this appointment. In the event the stockholders do not ratify the appointment, the appointment will be reconsidered by our Audit Committee and our Board.

                   THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 3.

                             ADDITIONAL INFORMATION

ANNUAL REPORT

        All stockholders of record as of April 27, 2005 have or are currently being sent a copy of our Annual Report for the fiscal year ended December 31, 2004, which contains our audited financial statements. The Annual Report is deemed to be part of the material for the solicitation of proxies. If you have not received a copy of the Annual Report, you may request a copy of the Annual Report by writing to the Secretary at our principal address.

SUBMISSION OF STOCKHOLDER PROPOSALS

        If you intend to present a proposal at the 2006 annual meeting of stockholders and seek to have the proposal included in our proxy statement and form of proxy relating to that meeting, you may do so by following the procedures in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received no later than December 30, 2005. Any such proposal should be sent to our new address (as of June 1, 2005) at Cover-All Technologies Inc., Attn.: Secretary, 55 Lane Road, Fairfield, New Jersey 07004.

PROXY SOLICITATION COSTS

        We will bear all of the costs of solicitation of proxies. In addition to solicitation of proxies by use of the mails, our directors, officers and employees may solicit the return of proxies by telephone or personal interview. These persons will not receive additional compensation for this solicitation.

        Please return proxies promptly. We urge you to fill in, date, sign and return the proxy immediately. Return your proxy in the enclosed envelope, which requires no additional postage if mailed in the United States.


                                            By Order of the Board of Directors


                                            ANN F. MASSEY
                                            Secretary

Date:  April 29, 2005

                                                                      Appendix A
                                                                      ----------


                           COVER-ALL TECHNOLOGIES INC.
                            2005 STOCK INCENTIVE PLAN

                                  INTRODUCTION

        Cover-All Technologies Inc., a Delaware corporation (hereinafter referred to as the "Corporation"), hereby establishes an incentive compensation plan to be known as the "Cover-All Technologies Inc. 2005 Stock Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Non-Qualified Stock Options, Incentive Stock Options and stock awards.

        The Plan shall become effective upon the later of the date on which it is adopted by the Board of Directors of the Corporation and the date on which it is approved by the Corporation's stockholders, which is anticipated to be June 7, 2005.

        The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Participants to those of the Corporation's stockholders, customers and employees, by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, and retain the services of, Participants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

                                   DEFINITIONS

        For purposes of this Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

        (a) "CHANGE IN CONTROL" shall mean: (i) the acquisition (other than from the Corporation) in one or more transactions by any Person, as defined in this Section, of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of (A) the then outstanding shares of the securities of the Corporation, or
(B) the combined voting power of the then outstanding securities of the Corporation entitled to vote generally in the election of directors (the "Corporation Voting Stock"); (ii) the closing of a sale or other conveyance of all or substantially all of the assets of the Corporation; or (iii) the effective time of any merger, share exchange, consolidation, or other business combination involving the Corporation if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held the Corporation Voting Stock; PROVIDED, HOWEVER, that for purposes of any Plan Award or subplan that constitutes a "nonqualified deferred compensation plan," within the meaning of Code section 409A, the Committee, in its discretion, may specify a different definition of Change in Control in order to comply with the provisions of Code section 409A. For purposes of this Section, a "Person" means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, other than employee benefit plans sponsored or maintained by the Corporation and by entities controlled by the Corporation or an underwriter of the Common Stock in a registered public offering.

        (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

        (c) "COMMITTEE" shall mean the full Board of Directors of the Corporation or any committee(s) appointed by the Board of Directors to have authority to administer the Plan.

        (d) "COMMON STOCK" shall mean the common stock, par value $0.01 per share, of the Corporation.

        (e) "CORPORATION" shall mean Cover-All Technologies Inc., a Delaware corporation.

        (f) "DISABILITY" shall have the same meaning as the term permanent and total disability under Section 22(e)(3) of the Code.

        (g) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

        (h) "FAIR MARKET VALUE" of the Corporation's Common Stock on a Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the

Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day. In the event the Corporation's Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith.

        (i) "GOOD CAUSE" shall mean (i) a Participant's willful or gross misconduct or willful or gross negligence in the performance of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Participant of such notice, (ii) a Participant's intentional or habitual neglect of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such neglect, or (iii) a Participant's theft or misappropriation of funds of the Corporation or of any Parent or Subsidiary or commission of a felony.

        (j) "INCENTIVE STOCK OPTION" shall mean a stock option satisfying the requirements for tax-favored treatment under Section 422 of the Code.

        (k) "NON-QUALIFIED STOCK OPTION" shall mean a stock option which does not satisfy the requirements for tax-favored treatment under Section 422 of the Code.

        (l) "OPTION" shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the provisions of Section V hereof.

        (m) "OPTIONEE" shall mean a Participant who is granted an Option under the terms of this Plan.

        (n) "PARENT" shall mean a parent corporation of the Corporation within the meaning of Section 424(e) of the Code.

        (o) "PARTICIPANT" shall mean any employee or other individual participating under the Plan.

        (p) "PLAN AWARD" shall mean an Option or stock award granted pursuant to the terms of this Plan.

        (q) "SECTION 16" shall mean Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (r) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        (s) "SUBSIDIARY" shall mean a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code.

                                   SECTION I
                                 ADMINISTRATION

        The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee may establish from time to time such regulations, provisions, proceedings and conditions of Plan Awards which, in its opinion, may be advisable in the administration of the Plan. A majority of the Committee shall constitute a quorum, and, subject to the provisions of Section IV of the Plan, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

                                   SECTION II
                                SHARES AVAILABLE

        Subject to the adjustments provided in Section VII of the Plan, the aggregate number of shares of the Common Stock which may be granted for all purposes under the Plan shall be five million (5,000,000) shares. Shares of Common Stock underlying Plan Awards shall be counted against the limitation set forth in the immediately preceding sentence. If any Plan Award, or portion of a Plan Award, under the Plan expires or terminates unexercised, becomes unexercisable, is settled in cash without delivery of shares of Common Stock, or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are repurchased by or surrendered to the Corporation in connection with any Plan Award (whether or not such surrendered shares were acquired pursuant to any Plan Award), or if any shares are withheld by the Corporation, the shares subject to such Plan Award and the repurchased, surrendered and withheld shares shall thereafter be available for further Plan Awards under the Plan; PROVIDED, HOWEVER, that any such shares that are surrendered to or repurchased or withheld by the Corporation in connection with any Plan Award or that are otherwise forfeited after issuance shall not be available for grant of Incentive Stock Options. Plan Awards under the Plan may be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation's treasury or shares of Common Stock acquired on the open market.

                                  SECTION III
                                   ELIGIBILITY

        Participation in the Plan is open to any person who is an employee or a consultant of the Corporation, or of any Parent or Subsidiary, as may be selected by the Committee from time to time. The Committee may also grant Plan Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Corporation or a Parent or Subsidiary, provided that such Plan Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services.

                                   SECTION IV
                             AUTHORITY OF COMMITTEE

        The Plan shall be administered by, or under the direction of, the Committee, which shall administer the Plan so as to comply at all times with the Exchange Act, to the extent such compliance is required, and, subject to the Code, shall otherwise have plenary authority to interpret the Plan and any grant agreements under the Plan, and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business. Subject to the provisions of
Section XI hereof, all interpretations and determinations of the Committee may be made on an individual or group basis and shall be final, conclusive and binding on all interested parties. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the persons to whom Plan Awards shall be granted, the times when such Plan Awards shall be granted, the number of Plan Awards, the purchase price or exercise price of each Plan Award, the period(s) during which such Plan Award shall be exercisable (whether in whole or in part), the restrictions to be applicable to Plan Awards and the other terms and provisions thereof (which need not be identical). In addition, the authority of the Committee (which may be exercised in its sole discretion) shall include without limitation the following:

        (a) FINANCING. The arrangement of temporary financing for an Optionee by registered broker-dealers, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting the Optionee in the exercise of an Option, such authority to include the payment by the Corporation of the commissions of the broker-dealer;

        (b) PROCEDURES FOR EXERCISE OF OPTION. The establishment of procedures for an Optionee (i) to exercise an Option by payment of cash or any other property acceptable to the Committee, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the option exercise price of the total number of shares to be acquired, (iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by him having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where a Option is not exercised in its entirety, to permit the Optionee to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire option, together with such cash as shall be paid in respect of fractional shares, and (iv) to engage in any form of "cashless" exercise;

        (c) WITHHOLDING. The establishment of a procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option or for the tender of shares of Common Stock owned by the Participant to meet the obligation of withholding for taxes incurred by the Optionee upon such exercise; and

        (d) TYPES OF PLAN AWARDS. The Committee may grant awards in the form of one or more of Incentive Stock Options, Non-Qualified Stock Options and stock awards.

                                   SECTION V
                                  STOCK OPTIONS

        The Committee shall have the authority, in its discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options. No Option shall be granted for a term of more than ten (10) years. Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to common law employees of the Corporation or of any Parent or Subsidiary now existing or hereafter formed or acquired, and not to any consultant who is not also such a common law employee. The terms and conditions of the Options shall be determined from time to time by the Committee; PROVIDED, HOWEVER, that the Options granted under the Plan shall be subject to the following:

        (a) EXERCISE PRICE. The Committee shall establish the exercise price at the time any Option is granted at such amount as the Committee shall determine; PROVIDED, HOWEVER, that the exercise price for each share of Common Stock purchasable under any Incentive Stock Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the Fair Market Value per share of Common Stock at the date the Option is granted; and PROVIDED, FURTHER, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock at the date the Option is granted. The exercise price will be subject to adjustment in accordance with the provisions of Section VII of the Plan.

        (b) PAYMENT OF EXERCISE PRICE. The price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or, upon the discretion of the Committee, pursuant to any of the methods set forth in Sections IV(a) or (b) hereof. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

        (c) EXERCISABILITY OF OPTIONS. Each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on exercisability as may be determined by the Committee at the time of the grant of such Options. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

        (d) EXPIRATION OF OPTIONS. No Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; PROVIDED, HOWEVER, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

        (e)     EXERCISE UPON DEATH OF OPTIONEE. Subject to the provisions of
Section V(h) hereof, in the event of the death of the Optionee prior to his termination of employment with the Corporation or with any Parent or Subsidiary, or within sixty (60) days of the date of such termination (other than for Good Cause), his estate (or other beneficiary, if so designated in writing by the Participant) shall have the right, within one (1) year after the date of death (but in no case after the expiration date of the Option(s)), to exercise his Option(s) with respect to all or any part of the shares of Common Stock as to which the deceased Optionee had not exercised his Option at the time of his death, but only to the extent such Option or Options were exercisable on the date of his death (or, if provided in an Option Agreement with respect to a particular Optionee, at the date of exercise determined as if the Optionee died on such date).

        (f) EXERCISE UPON DISABILITY OF OPTIONEE. Subject to the provisions of Section and V(h) hereof, if the employment by the Corporation or by any Parent or Subsidiary of an Optionee is terminated because of Disability, he shall have the right, within one (1) year after the date of such termination (but in no case after the expiration of the Option), to exercise his Option(s) with respect to all or any part of the shares of Common Stock as to which he had not exercised his Option at the time of such termination, but only to the extent such Option or Options were exercisable on the date of his termination of employment.

        (g) EXERCISE UPON OPTIONEE'S TERMINATION OF EMPLOYMENT. With respect to Incentive Stock Options, if the employment of an Optionee by the Corporation or by any Parent or Subsidiary is terminated for any reason (including, but not limited to, Good Cause) other than those specified in Sections V(e) and (f) above, then the Optionee shall have the right, within sixty (60) days after the date of such termination, to exercise his vested Options, and thereafter shall forfeit his rights to exercise all of such Options. With respect to any Non-Qualified Stock Options, if the Optionee's employment or other relationship with the Corporation or any Parent or Subsidiary is terminated for any reason other than for death or disability (as governed by Sections V(e) and (f) above), then, except as otherwise expressly provided in an agreement covering an Option granted to an Optionee, the Optionee shall have the right, within sixty (60) days after the date of such termination, to exercise his vested Options, and thereafter shall forfeit his right to exercise all of such Options. In each case an Option shall only be exercisable to the extent it was exercisable on the date of termination. In all cases, however, if the termination of the Optionee's employment or other relationship with the Corporation or any Parent or Subsidiary is determined by the Committee to have been for Good Cause or with respect to Options that are not vested on the date of termination (unless the option grant agreement provided otherwise), then the Option and all rights thereunder shall terminate on the date of termination of employment or such other relationship.

        (h) MAXIMUM AMOUNT OF INCENTIVE STOCK OPTIONS. Each Plan Award under which Incentive Stock Options are granted shall provide that to the extent the aggregate of the (i) Fair Market Value of the shares of Common Stock (determined as of the time of the grant of the Option) subject to such Incentive Stock Option and (ii) fair market values (determined as of the date(s) of grant of the options) of all other shares of Common Stock subject to incentive stock options granted to an Optionee by the Corporation or any Parent or Subsidiary, which are exercisable for the first time by any individual during any calendar year, exceed(s) one hundred thousand dollars ($100,000), such excess shares of Common Stock shall not be deemed to be purchased pursuant to Incentive Stock Options but shall be deemed to be purchased pursuant to Non-Qualified Stock Options. The terms of the immediately preceding sentence shall be applied by taking options into account in the order in which they are granted.

                                   SECTION VI
                                  STOCK AWARDS

        The Committee may from time to time grant stock awards to eligible Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock award may be denominated in Common Stock or other securities, stock-equivalent units, securities or debentures convertible into Common Stock, or any combination of the foregoing, and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Committee.

                                  SECTION VII
                              ADJUSTMENT OF SHARES

        (a) AUTOMATIC ADJUSTMENTS. In the event there is any change in the Common Stock of the Corporation by reason of any of a reorganization, reclassification, recapitalization, stock split, reverse stock split, stock dividend or otherwise, then, the Plan Awards shall, without further action of the Committee, be adjusted to reflect such event, including as applicable, adjustments to the (i) maximum number and kind of shares reserved for issuance under Section II hereof, (ii) number and kind of shares of Common Stock subject to then outstanding Plan Awards, (iii) the exercise price for each share subject to then outstanding Plan Awards, and (iv) any other terms of a Plan Award that are affected by the event. Notwithstanding the foregoing, (A) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (B) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

        (b) DISCRETIONARY ADJUSTMENTS. In the event of any (i) unusual or nonrecurring events affecting the Corporation or the financial statements of the Corporation or any Parent or any Subsidiary, (ii) changes in applicable laws, regulations or accounting principles affecting the Corporation; or (iii) merger, consolidation, combination, spin-off or other similar corporate change (other than a transaction resulting in a Change in Control), then, the

Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made to reflect such event, including as applicable, adjustments to the (A) maximum number and kind of shares reserved for issuance under Section II hereof, (B) number and kind of shares of Common Stock subject to then outstanding Plan Awards, (C) the exercise price for each share subject to then outstanding Plan Awards, and (D) any other terms of a Plan Award that are affected by the event. Notwithstanding the foregoing, (I) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (II) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

        (c) CHANGE IN CONTROL TRANSACTIONS. In the event of any transaction resulting in a Change in Control of the Corporation, and except as otherwise determined by the Committee at the time the Plan Award is granted, if no provision is made in connection with the transaction for the continuation or assumption of outstanding Plan Awards by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof, then all outstanding Plan Awards that are payable in or convertible into Common Stock under this Plan (including unvested Plan Awards) shall be fully vested and immediately exercisable in their entirety and shall terminate upon the effective time of such Change in Control. In the event of such termination, the holders of Plan Awards under the Plan will be permitted, immediately before the Change in Control, to exercise or convert any or all portions of such Plan Awards under the Plan that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change in Control (including upon the acceleration of vesting of such Plan Awards).

                                  SECTION VIII
                            MISCELLANEOUS PROVISIONS

        (a) ADMINISTRATIVE PROCEDURES. The Committee may establish any procedures determined by it to be appropriate in discharging its responsibilities under the Plan. Subject to the provisions of Section XI hereof, all actions and decisions of the Committee shall be final.

        (b) ASSIGNMENT OR TRANSFER. No grant or award of any Incentive Stock Option or any other "derivative security" (as defined by Rule 16a-l(c) promulgated under the Exchange Act) made under the Plan or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of a Participant Options granted hereunder shall be exercisable only by the Participant.

        (c) INVESTMENT REPRESENTATION. In the case of Plan Awards paid in shares of Common Stock or other securities, the Committee may require, as a condition of receiving such securities, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act to deliver such securities in compliance with the provisions of the Securities Act.

        (d) WITHHOLDING TAXES. The Corporation shall have the right to deduct from all cash payments hereunder any federal, state, local or foreign taxes required by law to be withheld with respect to such payments. In the case of the issuance or distribution of Common Stock or other securities hereunder, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant's salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any such taxes. Subject to the Rules promulgated under Section 16 of the Exchange Act (to the extent applicable), and to the consent of the Committee, the Participant, may satisfy the withholding obligations by paying to the Corporation a cash amount equal to the amount required to be withheld or by tendering to the Corporation a number of shares of Common Stock having a value equivalent to such cash amount, or by use of any available procedure as described under Section IV(c) hereof.

        (e) COSTS AND EXPENSES. The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any employee receiving a Plan Award.

        (f) FUNDING OF PLAN. The Plan shall be unfunded. The Corporation shall not be required to segregate any of its assets to assure the payment of any Plan Award under the Plan. Neither the Participants nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Plan Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder is unsecured and shall be subject to the general creditors of the Corporation.

        (g) OTHER INCENTIVE PLANS. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

        (h) PLURALS AND GENDER. Where appearing in the Plan, masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

        (i) HEADINGS. The headings and sub-headings in this Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

        (j) SEVERABILITY. In case any provision of this Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

        (k) PAYMENTS DUE MISSING PERSONS. The Corporation shall make a reasonable effort to locate all persons entitled to benefits under the Plan; however, notwithstanding any provisions of this Plan to the contrary, if, after a period of one (1) year from the date such benefit shall be due, any such persons entitled to benefits have not been located, their rights under the Plan shall stand suspended. Before this provision becomes operative, the Corporation shall send a certified letter to all such persons at their last known address advising them that their rights under the Plan shall be suspended. Subject to all applicable state laws, any such suspended amounts shall be held by the Corporation for a period of one (1) additional year and thereafter such amounts shall be forfeited and thereafter remain the property of the Corporation.

        (l) LIABILITY AND INDEMNIFICATION. (i) Neither the Corporation nor any Parent or Subsidiary shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in this Plan. Furthermore, neither the Corporation nor any Parent or Subsidiary shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel provided that the Corporation and/or the appropriate Parent or Subsidiary relied in good faith upon the action of such agent or the advice of such counsel.

                (ii) Except for their own gross negligence or willful misconduct regarding the performance of the dates specifically assigned to them under or their willful breach of the terms of, this Plan, the Corporation, each Parent and Subsidiary and the Committee shall be held harmless by the Participants, former Participants, beneficiaries and their representatives against liability or losses occurring by reason of any act or omission. Neither the Corporation, any Parent or Subsidiary, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to this Plan, except as expressly provided herein.

        (m) INCAPACITY. If the Committee shall receive evidence satisfactory to it that a person entitled to receive payment of any Plan Award is, at the time when such benefit becomes payable, a minor, or is physically or mentally incompetent to receive such Plan Award and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may make payment of such Plan Award otherwise payable to such person to such other person or institution, including a custodian under a Uniform Gifts to Minors Act, or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release of such other person or institution shall be a valid and complete discharge for the payment of such Plan Award.

        (n) COOPERATION OF PARTIES. All parties to this Plan and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Plan or any of its provisions.

        (o) GOVERNING LAW. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of New York.

        (p) NONGUARANTEE OF EMPLOYMENT OR OTHER RELATIONSHIPS. Nothing contained in this Plan shall be construed as a contract of employment between the Corporation (or any Parent or Subsidiary), and any employee or Participant, as a right of any employee or Participant to be continued in the employment of or other relationship with the Corporation (or any Parent or Subsidiary), or as a limitation on the right of the Corporation or any Parent or Subsidiary to discharge any of its employees or consultants with or without cause.

        (q) NOTICES. Each notice relating to this Plan shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Corporation or the Committee shall be addressed to it at 55 Lane Road, Fairfield, New Jersey 07004, Attn: Secretary. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee's records.

        (r) WRITTEN AGREEMENTS. Each Plan Award shall be evidenced by a signed written agreement between the Corporation and the Participant containing the terms and conditions of the award and all such Plan Awards shall be subject to the terms and conditions of the Plan.

                                   SECTION IX
                        AMENDMENT OR TERMINATION OF PLAN

        The Board of Directors of the Corporation shall have the right at any time to terminate or from time to time and in any respect to amend or modify the Plan. Except as otherwise provided herein, no amendment, modification or termination of the Plan shall adversely affect any Plan Awards previously granted under the Plan, without the consent of the holder thereof.

                                    SECTION X
                                  TERM OF PLAN

        The Plan shall remain in effect until June 6, 2015, or, if later, the day before the tenth (10th) anniversary of the date this Plan is approved by the stockholders of the Corporation, unless sooner terminated by the Board of Directors. No Plan Awards may be granted under the Plan subsequent to the termination of the Plan.

                                   SECTION XI
                                CLAIMS PROCEDURES

        (a) DENIAL. If any Participant, former Participant or beneficiary is denied any vested benefit to which he is, or reasonably believes he is, entitled under this Plan, either in total or in an amount less than the full vested benefit to which he would normally be entitled, the Committee shall advise such person in writing the specific reasons for the denial. The Committee shall also furnish such person at the time with a written notice containing (i) a specific reference to pertinent Plan provisions, (ii) a description of any additional material or information necessary for such person to perfect his claim, if possible, and an explanation of why such material or information is needed and
(iii) an explanation of the Plan's claim review procedure.

        (b) WRITTEN REQUEST FOR REVIEW. Within 60 days of receipt of the information stated in subsection (a) above, such person shall, if he desires further review, file a written request for reconsideration with the Committee.

        (c) REVIEW OF DOCUMENT. So long as such person's request for review is pending (including the 60 day period in subsection (b) above), such person or his duly authorized representative may review pertinent Plan documents and may submit issues and comments in writing to the Committee.

        (d) COMMITTEE'S FINAL AND BINDING DECISION. A final and binding decision shall be made by the Committee within 60 days of the filing by such person of this request for reconsideration; PROVIDED, HOWEVER, that if the Committee, in its discretion, feels that a hearing with such person or his representative is necessary or desirable, this period shall be extended for an additional 60 days.

        (e) TRANSMITTAL OF DECISION. The Committee's decision shall be conveyed to such person in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by such person, the specific references to the pertinent Plan provisions on which the decision is based.

        (f) LIMITATION ON CLAIMS. Notwithstanding any provisions of this Plan to the contrary, no Participant (nor the estate or other beneficiary of a Participant) shall be entitled to assert a claim against the Corporation (or against any Parent or Subsidiary) more than three years after the date the Participant (or his estate or other beneficiary) initially is entitled to receive benefits hereunder.



                                  PLAN APPROVAL

Date Approved by the Board: April 25, 2005
                           -------------------------------

Date Approved by the Stockholders:
                                  ------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           COVER-ALL TECHNOLOGIES INC.


        The undersigned, a stockholder of COVER-ALL TECHNOLOGIES INC., a Delaware corporation (the "Company"), does hereby appoint John W. Roblin and Ann
F. Massey and each of them as Proxies with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the 2005 Annual Meeting of Stockholders of the Company to be held at the Parsippany Hilton, One Hilton Court, Parsippany, New Jersey 07054, on Tuesday, June 7, 2005 at 9:30 a.m., local time, and at any adjournments thereof, all of the shares of the Company's common stock that the undersigned would be entitled to vote if personally present.

        The undersigned hereby instructs said proxies or their substitutes:

1. To elect a class of directors consisting of two directors to serve for a term of three years and until their successors shall have been duly elected and qualified:

                    NOMINEES: Earl Gallegos, Mark D. Johnston

        |_|  Vote FOR the nominees      |_|  WITHHOLD AUTHORITY to vote for the
             listed above                    nominees listed above


        INSTRUCTION: To withhold authority to vote for the individual nominee(s), write that nominee's name in the space provided:


2.      To approve the adoption of the 2005 Stock Incentive Plan.


        |_|  FOR       |_| AGAINST      |_|  ABSTAIN


3. To ratify the appointment of Moore Stephens, P.C. as independent auditors for the fiscal year ending December 31, 2005.


        |_|  FOR       |_| AGAINST      |_|  ABSTAIN

4. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may properly come before the Annual Meeting or any adjournments thereof.




                                   (continued, and to be signed on reverse side)

                           (continued from other side)

        THIS PROXY WILL BE VOTED AS SPECIFIED EXCEPT THAT IF NO INSTRUCTIONS ARE INDICATED, IT WILL BE VOTED "FOR" PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.



                                Please sign exactly as your name appears hereon. If stock is held jointly, signature should include both names. Administrators, Trustees, Guardians and others signing in a representative capacity, please give your full titles.


                                Dated:____________________________________, 2005


                                __________________________________________(L.S.)


                                __________________________________________(L.S.)
                                               Signature(s)


Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed
Envelope.


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